UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                 August 8, 2006


                             CENTRAL JERSEY BANCORP
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               (Exact name of registrant as specified in charter)


         New Jersey                  0-49925                  22-3757709
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(State or other jurisdiction of    (Commission              (IRS Employer
        incorporation)             File Number)           Identification No.)

627 Second Avenue, Long Branch, New Jersey                       07740
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (732) 571-1300


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
---------- --------------------------------------------------------------------
Appointment of Principal Officers.
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      Effective August 8, 2006, Carl F. Chirico retired from the board of directors (the "Board") of Central Jersey Bancorp, including his position as Vice Chairman of the Board, to pursue other professional opportunities.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CENTRAL JERSEY BANCORP
                                      ------------------------------------------
                                                      (Registrant)



                                      By:/s/ James. S. Vaccaro
                                         ---------------------------------------
                                         James S. Vaccaro
                                         President and Chief Executive Officer


Date:  August 11, 2006